UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AROWANA INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

AROWANA INC.

LEVEL 11, 153 WALKER STREET

NORTH SYDNEY, NSW 2060

AUSTRALIA

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 3, 2016

TO THE SHAREHOLDERS OF AROWANA INC.:

You are cordially invited to attend the extraordinary general meeting (the “extraordinary general meeting”) of shareholders of Arowana Inc. (“Arowana,” “Company,” “we,” “us” or “our”) to be held at 11:00 a.m. EDT on November 3, 2016 at the offices of Arowana’s counsel Graubard Miller, 405 Lexington Avenue, New York, New York 10174, for the sole purpose of considering and voting upon the following proposals:

●

a proposal to amend (the “Extension Amendment”) Arowana’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which Arowana has to consummate a business combination (the “Extension”) to January 9, 2017 (the “Extended Date”); and

●

a proposal to amend (the “Conversion Amendment”) Arowana’s charter to allow the holders of ordinary shares issued in Arowana’s initial public offering (the “IPO”, and such shares sold in the IPO are referred to as the “public shares”) to elect to convert their public shares into $10.20 per share, representing the pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”), if the Extension is implemented (the “Conversion”), such conversion of shares to be accomplished by means of a repurchase under Cayman Islands law.

Each of the Extension Amendment and the Conversion Amendment is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment and Conversion Amendment is to allow Arowana more time to complete an initial business combination. Arowana previously announced a proposed business combination with VivoPower International PLC (“VivoPower”) pursuant to a Contribution Agreement (the “Contribution Agreement”) by and among Arowana, Arowana International Limited, an Australian company affiliated with certain of Arowana’s officers, directors and shareholders (“AWN”), and VivoPower, an England and Wales public limited company and wholly-owned subsidiary of AWN. Arowana’s IPO prospectus and charter provide that Arowana has until November 6, 2016 to complete a business combination. The Contribution Agreement was executed on August 11, 2016, leaving approximately three months to complete the business combination. The board currently believes that there may not be sufficient time before November 6, 2016 to allow the Company to consummate the proposed transaction. Accordingly, our board believes that in order to provide sufficient time to complete the proposed transaction, we should obtain the Extension. Our board of directors believes that the opportunity for a business combination with VivoPower is compelling and will benefit our shareholders. Therefore, our board has determined that it is in the best interests of our shareholders to extend the date that Arowana has to consummate a business combination to the Extended Date in order that our shareholders can participate in this investment. Additionally, extending the date that Arowana has to consummate a business combination to the Extended Date would give Arowana time to consider taking steps necessary to pursue an alternative business combination in the event that the opportunity with VivoPower is unable to be completed for whatever reason.

The closing price of Arowana’s ordinary shares on October [_____], 2016 was $[____]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving approximately $[____] more than if he sold his shares in the open market. Arowana cannot assure shareholders that they will be able to sell their ordinary shares of Arowana in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The purpose of the Conversion Amendment is to afford holders of the public shares (the “public shareholders”) at the time of the IPO the right to receive their pro rata portion of the trust account within the timeframe contemplated at the time of our IPO, notwithstanding the Extension.  Accordingly, Arowana is offering through the Conversion Amendment the ability for holders of public shares to participate in the Conversion, notwithstanding the Extension and regardless of whether the holder votes for or against the Extension Amendment.  This is consistent with the disclosure contained in, and provided for in, the IPO prospectus. Approval of the Conversion Amendment is a condition to the implementation of the Extension. In order to convert your public shares, however, you must vote in favor of the Conversion Amendment. You are not required to convert your public shares even if you vote in favor of the Conversion Amendment. If any public shareholders so elect, Arowana anticipates notifying the trustee promptly after the extraordinary general meeting, which is scheduled for November 3, 2016, to liquidate the trust account in an amount equal to the total pro rata portion of the converted shares.  Any conversion referred to herein shall take effect as a repurchase of shares as a matter of Cayman Islands law.

If the Extension Amendment and Conversion Amendment proposals are not approved and we do not consummate an initial business combination by November 6, 2016, as contemplated by our IPO prospectus and in accordance with our charter, we will automatically wind up, dissolve and liquidate in accordance with our charter.

Subject to the foregoing, the affirmative vote of 66-2/3% of Arowana’s outstanding ordinary shares who attend and vote at the extraordinary general meeting for the Extension Amendment and Conversion Amendment proposals will be required to approve the Extension Amendment and the Conversion Amendment.

The Arowana board of directors has fixed the close of business on October [__], 2016 as the date for determining Arowana shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof.  Only holders of record of Arowana ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof.

You are not being asked to vote on the proposed business combination with VivoPower at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with VivoPower when it is submitted to shareholders.

After careful consideration of all relevant factors, Arowana’s board of directors has determined that the Extension Amendment and the Conversion Amendment proposals are fair to and in the best interests of Arowana and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Conversion Amendment and the extraordinary general meeting.  Whether or not you plan to attend the extraordinary general meeting, we urge you to read this material carefully and vote your shares.

With kind regards,

October [__], 2016	By Order of the Board of Directors

Kevin Tser Fah Chin
Executive Chairman of the Board

Your vote is important.  Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the extraordinary general meeting.  If you are a shareholder of record, you may also cast your vote in person at the extraordinary general meeting.  If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the extraordinary general meeting by obtaining a proxy from your brokerage firm or bank.  Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on November 3, 2016: This notice of meeting and the accompany proxy statement are available at [_____].

AROWANA INC.

LEVEL 11, 153 WALKER STREET

NORTH SYDNEY, NSW 2060

AUSTRALIA

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 3, 2016

PROXY STATEMENT

The extraordinary general meeting (the “extraordinary general meeting”) of shareholders of Arowana Inc. (“Arowana,” “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 11:00 a.m. EDT on November 3, 2016, at the offices of Arowana’s counsel Graubard Miller, 405 Lexington Avenue, New York, New York 10174, for the sole purpose of considering and voting upon the following proposals:

●

a proposal to amend (the “Extension Amendment”) Arowana’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which Arowana has to consummate a business combination (the “Extension”) to January 9, 2017 (the “Extended Date”); and

●

a proposal to amend (the “Conversion Amendment”) Arowana’s charter to allow the holders of ordinary shares issued in Arowana’s initial public offering (the “IPO”, and such shares sold in the IPO are referred to as the “public shares”) to elect to convert their public shares into $10.20 per share, representing the pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”), if the Extension is implemented (the “Conversion”).

The Extension Amendment and the Conversion Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that Arowana has to complete a business combination.

On August 11, 2016, we entered into an agreement (the “Contribution Agreement”) by and among Arowana, Arowana International Limited, an Australian company affiliated with certain of Arowana’s officers, directors and shareholders (“AWN”), and VivoPower, an England and Wales public limited company and wholly-owned subsidiary of AWN. Arowana’s IPO prospectus and charter provided that Arowana had until November 6, 2016 to complete a business combination. The Contribution Agreement was executed on August 11, 2016, leaving approximately three months to complete the business combination. The board currently believes that there may not be sufficient time before November 6, 2016 to allow the Company to complete the proposed transaction. Accordingly, our board believes that in order to be able to pursue such investment opportunity, we may need to obtain the Extension. Our board of directors believes that the opportunity with VivoPower is compelling and that our shareholders would benefit from it. Therefore, our board has determined that it is in the best interests of our shareholders to extend the date that Arowana has to consummate a business combination to the Extended Date in order that our shareholders can participate in this opportunity. Additionally, extending the date that Arowana has to consummate a business combination to the Extended Date would give Arowana time to consider taking steps necessary to pursue an alternative business combination in the event that the opportunity with VivoPower is unable to be completed for whatever reason.

Approval of the Extension Amendment and the Conversion Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment and the Conversion Amendment proposals, after taking into account the Conversion.

The withdrawal of funds from the trust account in connection with the Conversion will reduce the amount held in the trust account following the Conversion and the amount remaining in the trust account may be only a small fraction of the approximately $84.5 million that was in the trust account as of [_____], 2016. In such event, Arowana may need to obtain additional funds to complete the proposed business combination with VivoPower and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment and the Conversion Amendment proposals are not approved and we do not consummate a business combination by November 6, 2016, we will automatically wind up, liquidate and dissolve, as contemplated by our IPO prospectus and in accordance with our charter. In connection therewith, holders of our public shares will receive a per-share amount, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us but net of income taxes payable, divided by the number of then outstanding public shares.

Arowana’s shareholders prior to the IPO (the “initial shareholders”) have waived their rights to participate in any liquidation distribution with respect to their initial shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Arowana’s rights or warrants, which will expire worthless in the event we wind up.

If there is no Extension and Conversion and Arowana dissolves and liquidates, Kevin Chin, our chief executive officer, has agreed that he will be liable to pay debts and obligations to third parties or target businesses that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of this offering not held in the trust account but only if, and to the extent, that the claims would otherwise reduce the amount in the trust account payable to its public shareholders in the event of a liquidation, and only if such a third party or prospective target business does not execute a waiver. There is no assurance, however, that he will be able to satisfy those obligations. Based on the cash available to Arowana outside of its trust account for working capital and Arowana’s outstanding expenses owed to all creditors, it is not anticipated that Mr. Chin will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be $10.20 per share. Nevertheless, Arowana cannot assure you that the per share distribution from the trust account, if Arowana liquidates, will not be less than $10.20 due to unforeseen claims of creditors.

If the Extension Amendment and the Conversion Amendment proposals are approved, Arowana will (i) remove from the trust account $10.20 per share, representing the pro rata portion of funds available in the trust account relating to the converted public shares (the “Withdrawal Amount”), and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount.  The remainder of such funds shall remain in the trust account and be available for use by Arowana to complete a business combination on or before the Extended Date.  Holders of public shares who do not convert their public shares now, will retain their conversion rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

The record date for the extraordinary general meeting is October [__], 2016.  Record holders of Arowana ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the extraordinary general meeting.  On the record date, there were 10,859,000 outstanding ordinary shares of Arowana including 8,280,000 outstanding public shares.  Arowana’s rights and warrants do not have voting rights.

This proxy statement contains important information about the extraordinary general meeting and the proposals.  Please read it carefully and vote your shares.

This proxy statement is dated October [___], 2016 and is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss.  They do not contain all of the information that may be important to you.  You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?

A.  Arowana is a blank check company formed in October 2014 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.  In May 2015, Arowana consummated its IPO.  Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of ordinary shares sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, November 6, 2016). The board of directors believes that it is in the best interests of the shareholders to continue Arowana’s existence until the Extended Date in order to allow Arowana more time to complete a business combination.

Q.	What is being voted on?	A. You are being asked to vote on:

● a proposal to amend Arowana’s charter to extend the date by which Arowana has to consummate a business combination to the Extended Date; and

● a proposal to amend Arowana’s charter to allow the holders of public shares to elect to convert their public shares into $10.20 per share, representing the pro rata portion of the funds held in the trust account if the Extension is implemented.

The Extension Amendment and the Conversion Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that Arowana has to complete a business combination. Approval of the Extension Amendment and the Conversion Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, Arowana will remove the Withdrawal Amount from the trust account, deliver to the holders of such converted public shares $10.20 per converted share and retain the remainder of the funds in the trust account for Arowana’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment and Conversion Amendment proposals, after taking into account the Conversion.

If the Extension Amendment and Conversion Amendment proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Conversion will reduce the amount held in the trust account following the Conversion. Arowana cannot predict the amount that will remain in the trust account if the Extension Amendment and Conversion Amendment proposals are approved and the amount remaining in the trust account may be only a small fraction of the approximately $84.5 million that was in the trust account as of [_____], 2016. In such event, Arowana may need to obtain additional funds to complete the proposed business combination with VivoPower and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment and Conversion Amendment proposals are not approved and we have not consummated a business combination by November 6, 2016, we will automatically wind up, liquidate and dissolve, in accordance with our charter. In connection therewith, holders of our public shares will receive a per-share amount, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us but net of income taxes payable, divided by the number of then outstanding public shares.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their initial shares. There will be no distribution from the trust account with respect to our rights or warrants, which will expire worthless in the event we wind up. Arowana will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, Kevin Chin has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and agreed not to seek repayment of such expenses.

Q.	Why is the Company proposing the Extension Amendment and the Conversion Amendment proposals?	A. Arowana’s charter provides for the return of the IPO proceeds held in trust to the holders of ordinary shares sold in the IPO if there is no qualifying business combination(s) consummated on or before November 6, 2016. As we explain below, Arowana may not be able to complete the business combination with VivoPower by that date.

On August 11, 2016, Arowana entered into the Contribution Agreement with AWN and VivoPower. Pursuant to the Contribution Agreement, Arowana will contribute to VivoPower the funds held in the trust account, less certain transaction expenses, amounts used to pay Arowana public shareholders who properly exercise their conversion rights in connection with the vote to approve the transactions contemplated by the Contribution Agreement (the “Transactions”) and reserves for liquidation and dissolution expenses (the “Contribution Amount”), in exchange for ordinary shares of VivoPower.

VivoPower is a global next generation solar power company that operates a build, transfer, operate model to establish an installed solar power asset base in a capital efficient manner. VivoPower intends to leverage this asset base to sell distributed generation power and manage data driven energy services for commercial, industrial and government customers.

The foregoing summary of the terms of the Contribution Agreement is qualified in all respects by reference to the complete text of the Contribution Agreement, which is attached as Exhibit 2.1 to the Form 8-K Arowana filed with the SEC on August 16, 2016, as the same may be amended from time to time, which amendments will be filed by Arowana with the SEC on Form 8-K.

The proposed business combination with VivoPower qualifies as a “business combination” under Arowana’s charter. However, Arowana may not be able to consummate the business combination with VivoPower by November 6, 2016 given when the Contribution Agreement was signed and the actions that must occur prior to closing.

Arowana believes the proposed business combination with VivoPower would be in the best interests of Arowana’s shareholders, and because Arowana may not be able to conclude a business combination within the permitted time period, Arowana has determined to seek shareholder approval to extend the date by which Arowana has to complete a business combination.

Arowana believes that given Arowana’s expenditure of time, effort and money on the proposed business combination with VivoPower, circumstances warrant providing public shareholders an opportunity to consider the proposed business combination with VivoPower. Accordingly, Arowana’s board of directors is proposing the Extension Amendment to extend Arowana’s corporate existence until the Extended Date.

You are not being asked to vote on the proposed business combination with VivoPower at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on the proposed business combination with VivoPower when it is submitted to shareholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q.	Why should I vote for the Extension Amendment?	A. Arowana’s board of directors believes shareholders will benefit from Arowana consummating the business combination with VivoPower or another business combination and is proposing the Extension Amendment to extend the date by which Arowana has to complete a business combination until the Extended Date and to allow for the Conversion. The Extension would give Arowana the opportunity to complete a business combination.

Furthermore, we are affording shareholders who are not in favor of the Extension the right to convert their public shares into $10.20 per share, representing the pro rata portion of the funds held in the trust account, in connection with the Extension. This would allow shareholders that are not in favor of the Extension to receive their portion of the trust account when originally contemplated by our IPO prospectus.

As a result, Arowana’s board of directors recommend that you vote in favor of the Extension Amendment.

Q.	Should I vote for the Conversion Amendment?	A. Approval of the Conversion Amendment is a condition to the implementation of the Extension Amendment.

Whether a holder of public shares votes in favor of or against the Extension Amendment, the holder may, but is not required to, convert all or a portion of its public shares into the pro rata portion of the trust account represented by the converted shares. In order to convert your public shares, you must vote in favor of the Conversion Amendment; however, if you vote in favor of the Conversion Amendment, you are not required to convert your public shares. We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment and the Conversion Amendment proposals, after taking into account the Conversion.

Liquidation of the trust account is a fundamental obligation of Arowana to the public shareholders and Arowana is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to convert their public shares, such holders shall retain conversion rights in connection with any future business combination Arowana proposes. Assuming the Extension Amendment is approved, Arowana will have until the Extended Date to complete a business combination.

Arowana’s board of directors recommends that you vote in favor of the Conversion Amendment proposal, but expresses no opinion as to whether you should convert your public shares.

Q.	Does the board recommend voting for the approval of the Extension Amendment and the Conversion Amendment?	A. Yes. After careful consideration of the terms and conditions of these proposals, the board of directors of the Company has determined that the Extension Amendment and the Conversion Amendment are fair to and in the best interests of Arowana and its shareholders. The board of directors recommends that Arowana’s shareholders vote “FOR” the Extension Amendment and the Conversion Amendment.

Q.	How do the Arowana insiders intend to vote their shares?	A. All of Arowana’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment and Conversion Amendment proposals.

Arowana’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to convert any shares. On the record date, Arowana’s directors, executive officers, initial shareholders and their affiliates beneficially owned and were entitled to vote 2,070,000 initial shares and 455,000 ordinary shares included in units they purchased privately in connection with the IPO (the “private units” and the shares included within such private units, the “private shares”), representing approximately 23.7% of Arowana’s issued and outstanding ordinary shares. In addition, John C. Moore, a director of ARWA, purchased 10,000 public units in ARWA’s initial public offering.

Arowana’s directors, executive officers, initial shareholders and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment. Any public shares held by or subsequently purchased by affiliates of Arowana may be voted in favor of the Extension Amendment and the Conversion Amendment proposals.

Q.	What interests do the Company’s current directors and officers have in the approval of the proposals?	A. Arowana’s directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company and loans by them that will not be repaid or converted into additional securities in the event of our winding up. See the section entitled “The Extension Amendment and Conversion Amendment Proposals—Interests of Arowana’s Current Directors and Officers.”

Q.	What vote is required to adopt the Extension Amendment and Conversion Amendment?	A. Approval of each of the Extension Amendment and Conversion Amendment will require a special resolution under Cayman Islands law and our charter. A special resolution is a resolution passed by a majority of at least two-thirds of members who, being entitled to do so, vote at the extraordinary general meeting. Approval of the Conversion Amendment is a condition to the implementation of the Extension Amendment.

Any holder of public shares that votes in favor of the Conversion Amendment may convert all or a portion of their public shares into their pro rata portion of the trust account. In order to convert your public shares, you must vote in favor of the Conversion Amendment; however, if you vote in favor of the Conversion Amendment, you are not required to convert your public shares.

Q.	What if I don’t want to vote for the Extension Amendment or Conversion Amendment proposals?	A. If you do not want the Extension Amendment or Conversion Amendment proposals to be approved, you must vote against the proposals. If the Extension Amendment or the Conversion Amendment proposals are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the converting holders.

Q.	Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, Arowana does not anticipate seeking any further extension to consummate a business combination. Arowana has provided that all holders of public shares, including those who vote against the Extension Amendment, but not those who vote against the Conversion Amendment, may elect to convert their public shares into their pro rata portion of the trust account and should receive the funds shortly after the shareholder meeting which is scheduled for November 3, 2016. Those holders of public shares who elect not to convert their shares now shall retain conversion rights with respect to future business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on the Extended Date.

Q.	What happens if the Extension Amendment is not approved?	A. If the Extension Amendment is not approved and we have not consummated a business combination by November 6, 2016, we will automatically liquidate, wind up and dissolve in accordance with our charter. Arowana’s initial shareholders waived their rights to participate in any liquidation distribution with respect to their initial shares. There will be no distribution from the trust account with respect to our rights or warrants which will expire worthless in the event we wind up. Arowana will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, Kevin Chin has agreed to advance us the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q.	If the Extension Amendment and Conversion Amendment proposals are approved, what happens next?	A. Arowana is continuing its efforts to complete the proposed business combination with VivoPower, which will involve:

• completing proxy materials;

• establishing a meeting date and record date for considering the proposed business combination, and distributing proxy materials to shareholders; and

• holding an extraordinary general meeting to consider the proposed business combination with VivoPower.

Arowana is seeking approval of the Extension Amendment and the Conversion Amendment because Arowana may not be able to complete all of the tasks listed above prior to November 6, 2016. Arowana has filed a preliminary proxy statement and, if the Extension Amendment and Conversion Amendment are approved, expects to seek shareholder approval of the proposed business combination with VivoPower as promptly as possible. If shareholders approve the proposed business combination with VivoPower, Arowana expects to consummate the business combination as soon as possible following shareholder approval.

Upon approval of the proposals, Arowana will have until the Extended Date to complete a business combination. Arowana will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares, rights and warrants will remain publicly traded.

If the Extension Amendment and Conversion Amendment proposals are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Arowana’s ordinary shares held by Arowana’s officers, directors, initial shareholders and their affiliates.

Q.	How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Arowana prior to the date of the extraordinary general meeting or by voting in person at the extraordinary general meeting. Attendance at the extraordinary general meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Arowana located at Level 11, 153 Walker Street, North Sydney, NSW 2060, Australia.

Q.	How are votes counted?	A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR,” “AGAINST” and “ABSTAIN” votes. Each of the Extension Amendment and Conversion Amendment proposals must be approved by a special resolution (requiring at least two-thirds of members who, being entitled to do so, vote at the extraordinary general meeting).

With respect to the Extension Amendment and Conversion Amendment proposals, abstentions and broker non-votes will count towards the quorum for the meeting but not towards the special resolution voting threshold. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?	A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q.	What is a quorum requirement?	A. A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative, of the holders of a majority of the outstanding ordinary shares of Arowana constitutes a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the extraordinary general meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as votes for the purposes of the voting threshold. If there is no quorum present within half an hour of the time appointed for the meeting, the meeting shall stand adjourned to the same day in the next week at the same time and place or to such other day, time and place as the directors may determine.

Q.	Who can vote at the extraordinary general meeting?	A. Only holders of record of Arowana’s ordinary shares at the close of business on October [___], 2016 are entitled to have their vote counted at the extraordinary general meeting and any adjournments or postponements thereof. On this record date, 10,859,000 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with Arowana’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the extraordinary general meeting or vote by proxy. Whether or not you plan to attend the extraordinary general meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	What if I object to the Extension Amendment or the Conversion Amendment? Do I have appraisal rights?	A. Arowana shareholders do not have appraisal rights in connection with the Extension Amendment or the Conversion Amendment under the Companies Law (2013 Revision) of the Cayman Islands (the “Companies Law”).

Q.	What happens to the Arowana rights and warrants if the Extension Amendment is not approved?	A. If the Extension Amendment is not approved and we have not consummated a business combination by November 6, 2016, we will automatically wind up, liquidate and dissolve. In such event, your rights and warrants will become worthless.

Q.	What happens to the Arowana rights and warrants if the Extension Amendment and Conversion Amendment proposals are approved?	A. If the Extension Amendment and Conversion Amendment proposals are approved, Arowana will continue to attempt to consummate a business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The rights and warrants will remain outstanding in accordance with their terms.

Q.	What do I need to do now?	A. Arowana urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Arowana shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?	A. If you are a holder of record of Arowana ordinary shares, you may vote in person at the extraordinary general meeting or by submitting a proxy for the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the extraordinary general meeting and vote in person if you have already voted by proxy.

If your shares of Arowana are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do I convert my shares of Arowana ordinary shares?	A. If the Extension is implemented, each public shareholder who votes in favor of the Conversion Amendment may seek to convert his public shares for $10.20 per share, representing the pro rata portion of the funds available in the trust account. You will also be able to convert your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

To demand conversion, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided, and, at the same time, ensure your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension and Conversion. Any conversion referred to herein shall take effect as a repurchase of shares as a matter of Cayman Islands law.

In connection with tendering your shares for conversion, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote at the extraordinary general meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Q.	What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Arowana shares.

Q.	Who is paying for this proxy solicitation?	A. Arowana will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Arowana Inc. Level 11, 153 Walker Street North Sydney, NSW 2060 Australia Attn: Elizabeth Hickey Telephone: +612-8083-9800 Email: investor.relations@arowanaco.com

or

Morrow Sodali 470 West Avenue Stamford CT 06902 Tel: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400 Email: ARWA.info@morrowco.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements.  You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words.  You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders.  However, there may be events in the future that we are not able to predict accurately or over which we have no control.  The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and Arowana’s ability to finance and consummate any proposed business combination following the distribution of funds from the trust account.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Arowana or any person acting on Arowana’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  Except to the extent required by applicable laws and regulations, Arowana undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

Arowana

We are a Cayman Islands exempted company incorporated on October 1, 2014 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

In May 2015, we consummated our IPO of 8,280,000 units, including 1,080,000 units under the underwriters’ over-allotment option, with each unit consisting of one ordinary share, one right to receive one-tenth of one ordinary share upon consummation of a business combination and one warrant to purchase one-half of one ordinary share at a price of $12.50 per full share.  The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $82,800,000.

Prior to our IPO, our initial shareholders purchased an aggregate of 1,725,000 initial shares from us for an aggregate of $25,000. We subsequently issued an aggregate of 345,000 ordinary shares to the initial shareholders by way of capitalization under Cayman Islands law, resulting in the initial shareholders owning an aggregate of 2,070,000 ordinary shares. Simultaneously with the consummation of the IPO, the insiders and their affiliates purchased an aggregate of 509,000 units (the “private units”), all for an aggregate of $5,090,000.  The net proceeds of the IPO plus the proceeds of the sale of the private units were deposited in the trust account.  As of [_____], 2016, Arowana had approximately $84.5 million of cash in the trust account.

The mailing address of Arowana’s principal executive office is Level 11, 153 Walker Street, North Sydney, NSW 2060, Australia, and its telephone number is +612-8083-9800.

The Proposed Business Combination with VivoPower

On August 11, 2016, Arowana entered into the Contribution Agreement with AWN and VivoPower. Pursuant to the Contribution Agreement, Arowana will contribute to VivoPower the funds held in the trust account, less certain transaction expenses, amounts used to pay Arowana public shareholders who properly exercise their conversion rights in connection with the vote to approve the transactions contemplated by the Contribution Agreement and reserves for liquidation and dissolution expenses, in exchange for ordinary shares of VivoPower. To the extent that fewer than the maximum number of Arowana public shareholders seeking conversion of their public shares permitted under the Contribution Agreement actually seek conversion, Arowana will use the excess funds held in the trust account to purchase additional shares of VivoPower from VivoPower, who will in turn utilize those funds to repurchase a like number of VivoPower shares from AWN.

Following the contribution, Arowana anticipates that it will distribute the VivoPower shares it receives for the Contribution Amount and thereafter dissolve and liquidate.

You are not being asked to vote on the proposed business combination with VivoPower at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on the proposed business combination with VivoPower when it is submitted to shareholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT AND CONVERSION AMENDMENT PROPOSALS

The Extension Amendment Proposal

Arowana is proposing to amend its charter to extend the date by which Arowana has to consummate a business combination to the Extended Date.

The Extension Amendment and the Conversion Amendment are essential to the overall implementation of the board of directors’ plan to allow Arowana more time to complete the business combination with VivoPower or another business combination. Approval of the Extension Amendment and the Conversion Amendment is a condition to the implementation of the Extension.

If the Extension Amendment proposal is not approved and we have not consummated a business combination by November 6, 2016, we will automatically wind up, liquidate and dissolve.

The full text of the Extension Amendment proposal resolution is set forth in Annex A.

The Conversion Amendment Proposal

The Conversion Amendment proposal allows the holders of public shares to elect to convert their public shares into $10.20 per share, representing the pro rata portion of the funds held in the trust account, if the Extension Amendment is approved. The Conversion Amendment proposal will not be presented unless the Extension Amendment is approved. Approval of the Extension Amendment and the Conversion Amendment is a condition to the implementation of the Extension. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment and Conversion Amendment proposals, after taking into account the Conversion.

All holders of Arowana’s public shares who vote in favor of the Conversion Amendment, whether they vote for or against the Extension Amendment, are entitled to convert all or a portion of their public shares into $10.20 per share provided that the Extension is implemented.  Voting in favor of the Conversion Amendment does not require you to convert your public shares.  You must, however, vote in favor of the Conversion Amendment in order to convert your public shares.

With respect to any public shareholder that elects to convert his public shares, Arowana will remove the Withdrawal Amount from the trust account relating to such converted public shares, deliver to such holder $10.20 per converted share and leave the remainder of the funds in the trust account until the earlier to occur of (y) the completion of a business combination or (z) the Extended Date.

The closing price of Arowana’s ordinary shares on October [___], 2016 was $[___]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving approximately $[___] more than if he sold his shares in the open market. Arowana cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The full text of the Conversion Amendment proposal resolution is set forth in Annex A.

Reasons for the Proposals

Arowana’s IPO prospectus and charter provided that Arowana had until November 6, 2016 to complete a business combination. Arowana and its officers and directors agreed that it would not seek to amend Arowana’s charter to allow for a longer period of time to complete a business combination unless it provided dissenting holders of publish shares with the right to seek conversion of their public shares in connection therewith. Because Arowana believes the proposed business combination with VivoPower to be in the best interests of Arowana’s shareholders, and because Arowana may not be able to complete the proposed business combination by November 6, 2016, Arowana has determined to seek shareholder approval to extend the time for closing a business combination beyond November 6, 2016 to the Extended Date. Arowana has filed a preliminary proxy statement relating to the proposed business combination and, if the Extension Amendment and Conversion Amendment are approved, expects to seek shareholder approval of such business combination once the SEC completes its review of such preliminary proxy statement.

If the Extension Amendment or Conversion Amendment Proposals Are Not Approved

If the Extension Amendment or Conversion Amendment are not approved and we have not consummated a business combination by November 6, 2016, we will automatically wind up, dissolve and liquidate.

The holders of the initial shares have waived their rights to participate in any liquidation distribution with respect to such initial shares.  There will be no distribution from the trust account with respect to Arowana’s rights or warrants which will expire worthless in the event we wind up.  Arowana will pay the costs of liquidation from its remaining assets outside of the trust account.  If such funds are insufficient, Kevin Chin has agreed to advance the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment is not approved, the holders of the public shares will not vote on the Conversion Amendment, and the trust account will be liquidated as described above. If the Conversion Amendment is not approved, the Company will not effect the Extension.

If the Extension Amendment and the Conversion Amendment Are Approved

If the Extension Amendment and the Conversion Amendment are approved, Arowana will file an amendment to the charter to extend the time it has to complete a business combination until the Extended Date.  Arowana will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares, rights and warrants will remain publicly traded.  Arowana will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on the proposed business combination with VivoPower at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on the proposed business combination with VivoPower when it is submitted to shareholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment and Conversion Amendment proposals are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Conversion will reduce the amount held in the trust account and Arowana’s net asset value based on the number of shares that seek conversion.  Arowana cannot predict the amount that will remain in the trust account if the Extension Amendment and Conversion Amendment proposals are approved, and the amount remaining in the trust account may be only a small fraction of the approximately $84.5 million that was in the trust account as of [_____], 2016.  However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment and Conversion Amendment proposals.

Conversion Rights

If the Extension Amendment and Conversion Amendment proposals are approved, and the Extension is implemented, each public shareholder who votes in favor of the Conversion Amendment may seek to convert his public shares for $10.20 per share, representing the pro rata portion of the funds available in the trust account. You will also be able to convert your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

To demand conversion, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided and, at the same time, ensure your bank or broker complies with the requirements identified elsewhere herein, including delivering your shares to the transfer agent prior to the vote on the Extension Amendment AND Conversion Amendment. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension Amendment and Conversion.

In connection with tendering your shares for conversion, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Amendment and Conversion Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the extraordinary general meeting ensures that a converting holder’s election is irrevocable once the Extension Amendment and the Conversion Amendment are approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the extraordinary general meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment and Conversion Amendment will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the extraordinary general meeting that it does not want to convert its shares, the shareholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the extraordinary general meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public shareholder tenders shares and the Extension Amendment and the Conversion Amendment are not approved or are abandoned, these shares will not be converted and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment and the Conversion Amendment will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment and the Conversion Amendment would receive payment of the conversion price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are converted for cash or returned to such shareholders.

If properly demanded, the Company will convert each public share for $10.20 per share, representing the pro rata portion of the funds available in the trust account. The closing price of Arowana’s ordinary shares on October [__], 2016 was $[____]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving approximately $[___] more than if he sold his shares in the open market.

If you exercise your conversion rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you vote for the Conversion Amendment, properly demand conversion, and tender your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Amendment and Conversion Amendment. If the Extension Amendment and the Conversion Amendment are not approved or if they are abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting as described elsewhere herein.

The Extraordinary general meeting

Date, Time and Place.  The extraordinary general meeting of Arowana’s shareholders will be held at 11:00 a.m., EDT on November 3, 2016, at the offices of Arowana’s counsel, Graubard Miller, at 405 Lexington Avenue, New York, NY 10174.

Voting Power; Record Date.  You will be entitled to vote or direct votes to be cast at the extraordinary general meeting, if you owned Arowana ordinary shares at the close of business on October [___], 2016, the record date for the extraordinary general meeting.  You will have one vote per proposal for each Arowana share you owned at that time.  Arowana rights and warrants do not carry voting rights.

Votes Required.  Approval of the Extension Amendment and Conversion Amendment proposals will require a special resolution (a resolution passed by a majority of at least two-thirds of members who, being entitled to do so, vote at the extraordinary general meeting).

At the close of business on the record date, there were 10,859,000 outstanding ordinary shares of Arowana each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment and Conversion Amendment approved, you must vote against such proposals.  If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the shareholder meeting which is scheduled for November 3, 2016, you must vote for the Conversion Amendment and demand conversion of your shares.  Holders of public shares who vote against the Conversion Amendment may not convert their public shares.

Proxies; Board Solicitation.  Your proxy is being solicited by the Arowana board of directors on the proposal to approve the Extension Amendment and the Conversion Amendment being presented to shareholders at the extraordinary general meeting.  No recommendation is being made as to whether you should elect to convert your shares.  Proxies may be solicited in person or by telephone.  If you grant a proxy, you may still revoke your proxy and vote your shares in person at the extraordinary general meeting.

Required Vote

Approval of the Extension Amendment and Conversion Amendment proposals will require a special resolution (a resolution passed by a majority of at least two-thirds of members who, being entitled to do so, vote at the extraordinary general meeting). Arowana’s board of directors will abandon the Conversion Amendment if the Extension Amendment is not approved.  In that case, Arowana will automatically wind up, liquidate and dissolve if it has not consummated a business combination by November 6, 2016.

All of Arowana’s directors, executive officers, initial shareholders and their affiliates are expected to vote all ordinary shares owned by them in favor of the Extension Amendment and the Conversion Amendment.  On the record date, such holders represented approximately 23.8% of Arowana’s issued and outstanding ordinary shares.

In addition, Arowana’s directors, executive officers, initial shareholders and their affiliates may choose to buy ordinary shares of Arowana in the open market and/or through negotiated private purchases.  In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment and Conversion Amendment proposals and elected to convert their shares into a portion of the trust account.  Any ordinary shares of Arowana purchased by affiliates will be voted in favor of the Extension Amendment and Conversion proposals.

Interests of Arowana’s Current Directors and Officers

When you consider the recommendation of the Arowana board of directors, you should keep in mind that Arowana’s executive officers and directors have interests that may be different from, or in addition to, your interests as a shareholder.  These interests include, among other things:

●

if the Extension Amendment is not approved and we are forced to wind up, dissolve and liquidate by November 6, 2016 as contemplated by our IPO prospectus and in accordance with our charter, the 509,000 private units that were acquired by the initial shareholders simultaneously with the IPO for an aggregate purchase price of $5,090,000 will be worthless.  Such units had an aggregate market value of approximately $[_____] based on the last sale price of $[____] per unit on Nasdaq on October [__], 2016;

●

if the Extension Amendment is not approved and we are forced to wind up, dissolve and liquidate by November 6, 2016, the 2,070,000 ordinary shares held by our initial shareholders, which were acquired prior to the IPO by the initial shareholders for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares). Such shares had an aggregate market value of approximately $[_____] based on the last sale price of $[___] per share on Nasdaq on October [___], 2016;

●

in connection with the IPO, Kevin Chin, our Chief Executive Officer, has agreed that he will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

●

all rights specified in Arowana’s charter relating to the right of officers and directors to be indemnified by Arowana, and of Arowana’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the Extension.  If the Extension is not approved and Arowana liquidates, Arowana will not be able to perform its obligations to its officers and directors under those provisions; and

●

Arowana’s officers, directors, initial shareholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Arowana’s behalf, such as identifying and investigating possible business targets and business combinations. If Arowana fails to obtain the Extension and consummate the business combination and is forced to wind up, dissolve and liquidate, they will not have any claim against the trust account for reimbursement. Accordingly, Arowana will not be able to reimburse these expenses. Although as of the record date, Arowana’s officers, directors, initial shareholders and their affiliates had not incurred any unpaid reimbursable expense, they may incur such expenses in the future.

Furthermore, Arowana’s executive officers and directors have additional interests in the proposed business combination with VivoPower that will be fully described in the proxy statement to be sent to shareholders in connection with the vote on such proposed business combination.

The Board’s Reasons for the Extension Amendment and Conversion Amendment Proposals and Its Recommendation

As discussed above, after careful consideration of all relevant factors, Arowana’s board of directors has determined that the Extension Amendment and Conversion Amendment proposals are fair to, and in the best interests of, Arowana and its shareholders.  The board of directors has approved and declared advisable adoption of the Extension Amendment and Conversion Amendment proposals, and recommends that you vote “FOR” such adoption.  The board expresses no opinion as to whether you should convert your public shares.

Arowana’s IPO prospectus and charter provided that Arowana had until November 6, 2016 to complete a business combination. Arowana’s IPO prospectus and charter further stated that Arowana would not take any action to amend its charter to allow it to survive for a longer period of time unless it provided dissenting shareholders with the opportunity to seek conversion of their shares. Accordingly, Arowana is circulating this proxy statement to satisfy that requirement. Because Arowana believes the proposed business combination with VivoPower to be in the best interests of Arowana’s shareholders, and because Arowana may not be able to complete the proposed business combination by November 6, 2016, Arowana has determined to seek shareholder approval to extend the time for closing a business combination beyond November 6, 2016 to the Extended Date. Arowana has filed a preliminary proxy statement relating to the proposed business combination and, if the Extension Amendment and Conversion Amendment are approved, expects to seek shareholder approval of such business combination once the SEC completes its review of such preliminary proxy statement.

Arowana is not asking you to vote on any proposed business combination at this time. If you vote in favor of the Extension Amendment and do not elect to convert your public shares, you will retain the right to vote on any proposed business combination in the future and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, Arowana’s board of directors determined that the Extension Amendment and Conversion Amendment are fair to and in the best interests of Arowana and its shareholders.

The Board of Directors recommends that you vote “FOR” the Extension Amendment and Conversion Amendment proposals.  The Board of Directors expresses no opinion as to whether you should convert your public shares.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Arowana’s ordinary shares as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors;

●	each of our officers and directors; and

●	all of our officers and directors as a group.

 As of the record date, there were a total of 10,859,000 ordinary shares (including 8,280,000 public shares).  Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
Kevin Chin	1,416,138(2)(3)	13.0%
Gary Hui	315,981(4)	2.9%
John C. Moore	41,597(5)	*
Dudley Hoskin(6)	31,597	*
Kien Khan Kwan	31,597	*
The Panaga Group Trust(7)	1,416,138	13.0%
Polar Asset Management Partners Inc.(8)	1,467,712	13.5%
Davidson Kempner Capital Management LP(9)	700,000	6.4%
Weiss Asset Management LP(10)	572,500	5.3%
Castle Creek Arbitrage, LLC(11)	872,500	8.0%
AQR Capital Management, LLC(12)	875,000	8.1%
All directors and executive officers as a group (five individuals)	1,836,910	16.9%

*Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Arowana Inc., Level 11, 153 Walker Street, North Sydney, NSW 2060, Australia.
(2)	Represents shares held by The Panaga Group Trust, of which Mr. Chin is a beneficiary and one of the directors of the corporate trustee of such fund.

(3)	Does not include the shares held by The Octagon Foundation of which Mr. Chin is a director of the corporate trustee of such foundation.
(4)	These shares are held by Beira Corp., an entity controlled by Mr. Hui.
(5)	These shares are held by the Ralsten Pty Ltd., an entity controlled by Mr. Moore.
(6)	The business address of Mr. Hoskin is Tudor Investment Corporation, 1275 King Street, Greenwich, CT 06831.
(7)	Kevin Chin is a beneficiary, and is the sole director, of The Panaga Group Trust. Accordingly, he may be deemed to have voting and dispositive power over the shares held by this entity.
(8)

The business address of Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.  Information derived from a Schedule 13G/A filed on January 12, 2016.

(9)

The business address of Davidson Kempner Capital Management LP is c/o Davidson Kempner Partners, 65 East 55th Street, 19th Floor, New York, New York 10022. Information derived from a Schedule 13G filed on May 11, 2015.

(10)	The business address of Weiss Asset Management LP is 222 Berkeley St., 16th Floor, Boston, Massachusetts 02116. Information derived from a Schedule 13G filed on February 12, 2016.
(11)	The business address of Castle Creek Arbitrage, LLC is 227 West Monroe, Suite 3550, Chicago, IL 60606. Information derived from a Schedule 13G filed on February 16, 2016.
(12)	The business address of AQR Capital Management, LLC is Two Greenwich Plaza, Greenwich, CT 06830. Information derived from a Schedule 13G filed on February 16, 2016.

All of the insider shares outstanding prior to May 6, 2015 have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the insider shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the insider shares, one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares for cash, securities or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except (i) for transfers to an entity’s members upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order, (v) by certain pledges to secure obligations incurred in connection with purchases of our securities, (vi) by private sales made at or prior to the consummation of a business combination at prices no greater than the price at which the shares were originally purchased or (vii) to us for no value for cancellation in connection with the consummation of our initial business combination, in each case (except for clause (vii)) where the transferee agrees to the terms of the escrow agreement, but will retain all other rights as our shareholders, including, without limitation, the right to vote their ordinary shares and the right to receive cash dividends, if declared. If dividends are declared and payable in ordinary shares, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate the trust account, none of our initial shareholders will receive any portion of the liquidation proceeds with respect to their insider shares.

SHAREHOLDER PROPOSALS

If the Extension Amendment and Conversion Amendment proposals are approved, Arowana’s 2017 general meeting of shareholders will likely be held on or before the Extended Date in connection with any proposed business combination.  If you are a shareholder and you want to include a proposal in the proxy statement for the year 2017 general meeting, you need to provide it to Arowana by no later than approximately [_________, 2016].  You should direct any proposals to Arowana at its principal office.

If the Extension Amendment and Conversion Amendment proposals are not approved, there will be no general meeting in 2017.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Arowana and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Arowana’s proxy statement.  Upon written or oral request, Arowana will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future.  Shareholders receiving multiple copies of such documents may likewise request that Arowana deliver single copies of such documents in the future.  Shareholders may notify Arowana of their requests by calling or writing Arowana at Arowana’s principal executive offices at Level 11, 153 Walker Street, North Sydney, NSW 2060, Australia.

WHERE YOU CAN FIND MORE INFORMATION

Arowana files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended.  You may read and copy reports, proxy statements and other information filed by Arowana with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004.  Arowana files its reports, proxy statements and other information electronically with the SEC.  You may access information on Arowana at the SEC website containing reports, proxy statements and other information at http://www.sec.gov.  This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement.  Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document.  You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Conversion Amendment by contacting us at the following address or telephone number:

Arowana Inc.

Level 11, 153 Walker Street

North Sydney, NSW 2060

Australia
Tel: +612-8083-9800

In order to receive timely delivery of the documents in advance of the extraordinary general meeting, you must make your request for information no later than [_______, 2016].

ANNEX A

AROWANA INC.

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Amendment Proposal

It is resolved as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by amending Article 48.4 by deleting the introduction of such section in its entirety and replacing it with the following:

48.4	In the event that the Company does not consummate a Business Combination by January 9, 2017:

Conversion Amendment Proposal

It is resolved as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by adding a new Article 48.12 as follows:

48.12: If the Company seeks to amend this Article 48 prior to the consummation of any Business Combination or the distribution of the Trust Fund (notwithstanding Section 48.1), the Company shall provide holders of Shares issued in the IPO with the opportunity to have such Shares repurchased by the Company for an amount equal to their pro rata share of the Trust Fund in connection with such amendment.

PROXY

AROWANA INC.

Level 11, 153 Walker Street

North Sydney, NSW 2060

Australia

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

NOVEMBER 3, 2016

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

AROWANA INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON

NOVEMBER 3, 2016

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October [____], 2016, in connection with the Extraordinary general meeting to be held at 11:00 a.m. EDT on November 3, 2016 at the offices of Graubard Miller, 405 Lexington Avenue, New York, NY 10174, and hereby appoints Kevin Chin and Gary Hui, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Arowana Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting of Shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present.  Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. The full text of the resolutions being proposed are set forth as Annex A of the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS CONSTITUTING THE EXTENSION AMENDMENT AND CONVERSION AMENDMENT CONSISTING OF PROPOSALS 1 AND 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on November 3, 2016: This notice of meeting and the accompany proxy statement are available at [______].

Proposal 1 –Extension of Corporate Life

Amend Arowana’s amended and restated memorandum and articles of association to extend the date that Arowana has to consummate a business combination to January 9, 2017.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2 – Approve the Conversion

Amend Arowana’s amended and restated memorandum and articles of association to allow the holders of ordinary shares issued in Arowana’s initial public offering to elect to convert their public shares into $10.20 per share, representing the pro rata portion of the funds held in the trust account established at the time of the IPO, if the extension is implemented.

☐	☐	☐

Only if you vote “FOR” proposal Number 2 and you hold ordinary shares of the Company issued in the Company’s initial public offering, or public shares, may you exercise your conversion rights with respect to all or a portion of your public shares by marking the “Exercise Conversion Right” box below and indicating how many public shares for which you are exercising such conversion rights in the space provided.  If you exercise your conversion rights, then you will be exchanging the indicated number of your public shares for cash and you will no longer own such public shares.  You will only be entitled to receive cash for those public shares if you tender your SHARE certificates representing such converted public shares to the COMPANY’s duly appointed agent PRIOR TO THE VOTE AT SUCH MEETING.

EXERCISE CONVERSION RIGHTS  ☐

CONVERT _____________ PUBLIC SHARES OF THE COMPANY

Dated:	_________________________ 2016

______________________________________________
Shareholder’s Signature

______________________________________________
Shareholder’s Signature

Signature should agree with name printed hereon.  If shares are held in the name of more than one person, EACH joint owner should sign.  Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.  Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY.  THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.  THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.